QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

January 30, 2003

Golf Trust of America, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-22091	33-0724736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14 North Adger's Wharf, Charleston, SC 29401
(Address of principal executive offices) (Zip Code)

(843) 723-4653
(Registrant's telephone number, including area code)

not applicable
(Former name or former address, if changed since last report.)

Item 2. Disposition of Assets

        On January 30, 2003, Golf Trust of America, Inc.'s operating partnership consummated the sale of the Eagle Ridge Golf Club (the "Eagle Ridge Golf Course") to Eagle Ridge Resort, LLC, a Delaware limited liability company (the "Buyer"). The total consideration received from the Buyer for the Eagle Ridge Golf Course was $40.5 million, comprised of $37,456,000 in cash at closing (net after certain credits aggregating approximately $544,000) and a $2.5 million promissory note (the "Note") to be paid at a future date.

        The borrower under the Note is ER Tier II LLC, a Delaware limited liability company, a single purpose entity, and the sole member of ER Tier I LLC, a Delaware limited liability company (the "Borrower"), also a single purpose entity, and the sole member of the Buyer. The Note matures on February 1, 2005, subject to an option in favor of the Borrower to extend the maturity date of the Note for up to two additional periods of twelve months. The second extension would require our consent and an extension fee of fifty basis points of the then outstanding unpaid principal balance due under the Note. Any such extension fee shall be paid by Borrower at the time of its exercise of the applicable extension option. The Note bears interest at a rate per annum equal to the Bank of America N.A.'s Prime Rate, plus two percent from the date of the Note until the maturity date. If the Note is extended by the Borrower, the applicable interest rate will be a rate per annum equal to the Bank of America, N.A.'s Prime Rate, plus five percent until paid in full.

        The Note is secured by a pledge and security agreement (the "Pledge") granting Seller a security interest in all of ER Tier II LLC's interest in ER Tier I LLC, among other assets.

        The Note is subordinate to a senior loan in the amount of $31,500,000 made by SFT Whole Loans A, Inc., as the senior lender, a wholly owned subsidiary of iStar Financial, Inc., pursuant to the terms of an intercreditor agreement (the "Intercreditor Agreement").

        Additionally, in the event that the Borrower has not caused any uncured event of default to occur under the Note, the Borrower shall have the right to reduce its payment obligations under the Note by $200,000 (plus any interest paid on that sum during the term of the Note) upon Borrower's payment of the balance of the Note, subject to certain prepayment prohibitions.

        The Company used net proceeds of approximately $37,250,000 from the sale of Eagle Ridge Golf Course to make a principal payment under the Company's secured credit facility with its lender. Pursuant to an agreement with its lender, the maturity date of the Company's loan matures on June 30, 2003. The remaining indebtedness under the Company's credit facility as of January 30, 2003 is approximately $29,577,000.

        A copy of the press release announcing the sale of this Eagle Ridge Golf Course is being filed herewith as Exhibit 99.1. A copy of the press release announcing the extension of our credit agreement is being filed herewith as Exhibit 99.2.

Item 7. Financial Statements and Exhibits

  (a)
  Financial Statements of Businesses Acquired.

      Not applicable.

  (b)
  Pro Forma Financial Information.

      Pro forma financial information are included herein pursuant to Article 11 of Regulation S-X.

  (c)
  Exhibits.

      The following exhibits are part of this current report on Form 8-K and are numbered in accordance with Item 601 of Regulation S-K.

Exhibit No.	Description
99.1	Press Release issued by our company on January 31, 2003 announcing the sale of Eagle Ridge Golf Club.
99.2	Press Release issued by our company on January 2, 2003 announcing the extension of the maturity date of our credit agreement.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLF TRUST OF AMERICA, INC. (Registrant)
Date: February 14, 2003	By:	/s/ W. BRADLEY BLAIR, II W. Bradley Blair, II President and Chief Executive Officer

GOLF TRUST OF AMERICA, INC.
INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

        The accompanying unaudited pro forma condensed consolidated statement of net assets as of September 30, 2002 (Liquidation Basis) gives effect to sale of the Eagle Ridge Golf Club, as described in Item 2, as if it had occurred on September 30, 2002.

        The accompanying unaudited pro forma condensed consolidated statement of changes in net assets for the nine months ended September 30, 2002 (Liquidation Basis) gives effect to the sale of the Eagle Ridge Golf Club, as described in Item 2, as if it had occurred on January 1, 2001. The accompanying unaudited pro forma condensed consolidated statements of income (loss) for the period January 1, 2001 to May 22, 2001 (going concern basis) and changes in net assets for the period May 23, 2001 to December 31, 2001 (liquidation basis) give effect to this transaction as if it had occurred on January 1, 2001.

        The unaudited pro forma condensed consolidated financial statements are subject to a number of estimates, assumptions and other uncertainties, and do not purport to be indicative of the actual financial position or results of operations or changes in net assets that would have occurred had the transaction reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations or financial condition that may be achieved in the future. These unaudited pro forma condensed consolidated financial statements should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and all of the financial statements and notes thereto contained in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, and the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

GOLF TRUST OF AMERICA, INC.
UNAUDITED PRO-FORMA CONDENSED CONSOLIDATED
STATEMENTS OF NET ASSETS (LIQUIDATION BASIS)
AS OF SEPTEMBER 30, 2002
(in thousands, except per share amounts)

	Historical	Adjustments		Pro forma
ASSETS
Real estate and mortgage note receivable — held for sale	$146,141	(40,500	)(1)	$105,641
Cash and cash equivalents	9,852	(106	)(1)	9,952
		37,456	(1)
		(37,250	)(2)
Restricted cash	1,547			1,547
Receivables — net	4,870	2,300	(1)	7,170
Other assets	593			593

Total assets	163,003	(38,100)		124,903

LIABILITIES
Debt	70,745	(37,250	)(2)	33,495
Accounts payable and other liabilities	3,792			3,792
Dividends payable	2,313			2,313
Reserve for estimated costs during the period of liquidation	11,386	(232	)(1)	11,154

Total liabilities	88,236	(37,482)		50,754
Commitments and contingencies
Preferred stock, $.01 par value, 10,000,000 shares authorized, 800,000 shares issued and outstanding	20,000			20,000

Total liabilities and preferred stock	108,236	(37,482)		70,754

NET ASSETS IN LIQUIDATION (available to holders of common stock and OP units)	$54,767	$(618	)(1)	$54,149

See accompanying introduction and notes to the unaudited pro forma condensed consolidated financial statements.

GOLF TRUST OF AMERICA, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF CHANGES IN NET ASSETS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002 (LIQUIDATION BASIS)
(in thousands, except per share data)

	Historical	Adjustments		Pro forma
Revenues
Rent	5,409	(4,977	)(1)	432
Revenue from managed golf course operations	10,524			10,524

Total revenues	15,933	(4,977)		10,956

Expenses:
General & administrative	2,720			2,720
Direct expenses from managed golf course operations	9,790			9,790

Total expenses	12,510	—		12,510

Operating income	3,423	(4,977)		(1,554)

Other income (expense):
Interest income	380	128	(2)	508
Interest expense	(3,995)	1,718	(3)	(2,277)

Total other income (expense)	(3,615)	1,846		(1,769)

Net (loss) income before minority interest	(192)	(3,131)		(3,323)
Net loss applicable to minority interest	—	—		—

Income (loss) before adjustment for liquidation basis	(192)	(3,131)		(3,323)
Adjustment for Liquidation Basis of Accounting	(3,966)	2,159	(4)	(1,807)

Net (loss) income	(4,158)	(972)		(5,130)

Dividends and distributions:
Preferred dividends	(1,387)	—		(1,387)
Dividends/distributions to holders of common stock and OP units	—	—		—
Value of OP units redeemed in sale of golf courses	(627)	—		(627)

Total dividends and distributions	(2,014)	—		(2,014)

Net change in net assets available to holders of common stock and OP units	$(6,172)	$(972)		$(7,144)

See accompanying introduction and notes to the unaudited pro forma condensed consolidated financial statements.

GOLF TRUST OF AMERICA, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF LOSS FOR THE PERIOD
JANUARY 1, 2001 TO MAY 22, 2001 (GOING CONCERN BASIS)
(in thousands, except per share data)

	Historical	Adjustments		Pro forma
Revenues
Rent from affiliates	$6,539			$6,539
Rent	8,458	(2,397	)(1)	6,061
Mortgage interest	3,651			3,651

Total revenues	18,648	(2,397)		16,251

Expenses:
General and administrative	5,630			5,630
Cost associated with plan of liquidation	7,908			7,908

Total expenses	13,538			13,538

Operating income(loss)	5,110	(2,397)		2,713

Other income (expense):
Interest income	625	97	(2)	722
Interest expense	(7,920)	1,383	(3)	(6,537)
Gain (loss) on disposal of assets	39			39

Total other income (expense)	(7,256)	1,480		(5,776)

Net (loss) income before minority interest	(2,146)	(917)		(3,063)
Net loss applicable to minority interest	(771)			(771)

Income (loss) before adjustment for liquidation basis	(1,375)	(917)		(2,292)
Adjustment for liquidation basis of accounting	—			—

Net (loss) income	(1,375)	(917)		(2,292)

Dividends and distributions:
Preferred dividends	(462)			(462)
Dividends/Distributions to common stock and operating partnership unit holders	—			—
Value of operating partnership units redeemed in sale of golf courses	—			—

Total dividends and distributions	(462)			(462)

Net (loss) income available to common stockholders	$(1,837)	(917)		$(2,754)

Basic (loss) earnings per share	$(0.20)	$(0.10)		$(.30)

Weighted average number of shares—basic	9,055			9,055

Diluted (loss) earnings per share	$(0.20)	$(0.10)		$(.30)

Weighted average number of shares—diluted	9,055			9,055

See accompanying introduction and notes to the unaudited pro forma condensed consolidated financial statements.

GOLF TRUST OF AMERICA, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
CHANGES IN NET ASSETS FOR THE PERIOD MAY 23, 2001 TO DECEMBER 31, 2001
(LIQUIDATION BASIS)
(in thousands, except per share data)

	Historical	Adjustments		Pro forma
Revenues
Rent from affiliates	$3,527			$3,527
Rent	7,636	(3,873	)(1)	3,763
Mortgage interest	3,126			3,126

Total revenues	14,289	(3,873)		10,416
Expenses:
General and administrative	4,939			4,939
Cost associated with plan of liquidation	—			—

Total expenses	4,939			4,939

Operating income(loss)	9,350	(3,873)		5,477

Other income (expense):
Interest income	504	124	(2)	628
Interest expense	(6,822)	1,697	(3)	(5,125)

Total other income (expense)	(6,318)	1,821		(4,497)

Net (loss) income before minority interest	3,032	(2,052)		980
Net loss applicable to minority interest	—	—		—

Income (loss) before adjustment for liquidation basis	3,032	(2,052)		980
Adjustment for liquidation basis of accounting	(36,109)	2,025	(5)	(34,084)

Net (loss) income	(33,077)	(27)		(33,104)
Dividends and distributions:
Preferred dividends	(1,388)			(1,388)
Dividends/Distributions to common stock and operating partnership unit holders	(2,071)			(2,071)
Value of operating partnership units redeemed in sale of golf courses	(7,912)			(7,912)

Total dividends and distributions	(11,371)			(11,371)

Net change in net assets available to holders of common stock and OP unit holders	$(44,448)	$(27)		$(44,475)

See accompanying introduction and notes to the unaudited pro forma condensed consolidated financial statements.

GOLF TRUST OF AMERICA, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

I.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF NET ASSETS AS OF SEPTEMBER 30, 2002

  Please refer to the Introduction on page 4.

(1)
Reflects the carrying amount of the real estate of the Eagle Ridge Inn & Resort golf courses as of September 30, 2002.

  Reflects the net cash proceeds of $37,456,000 received from the completed transaction.

  Reflects the estimated net realizable value of the note receivable taken in the sale of $2,300,000 (assuming the $200,000 adjustment will be earned by the borrower).

  Reflects an adjustment to the liquidation reserve in connection with the capital expenditure commitment and related disbursements to the lessee of the sold property.

  Reflects approximately $106,000 of closing costs paid.

  Reflects closing credits totaling $512,000 in the aggregate for items such as property taxes, a portion of buyer closing costs and the potential earned adjustment on the note receivable plus the seller closing costs paid of $106,000.

(2)
Reflects the net cash proceeds that were remitted to our senior lenders to paydown our secured credit agreement.

II.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2002

  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF LOSS FOR THE PERIOD JANUARY 1, 2001 TO MAY 22, 2001 (GOING CONCERN BASIS)

  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS FOR THE PERIOD MAY 23, 2001 TO DECEMBER 31, 2001 (LIQUIDATION BASIS)

(1)
Reflects the rent, capital expenditure revenue, and straight line rent amortization associated with the sold property.

(2)
Reflects the interest income on the note receivable from the buyer at historical rates.

(3)
Reflects the reduction in interest expense associated with the debt payment made.

(4)
Reflects the reversal of a valuation write-down for the Eagle Ridge Inn & Resort golf courses.

(5)
Reflects the reversal of a valuation write-down for the Eagle Ridge Inn & Resort golf courses and the reversal of a $528,000 write-off of unamortized straight-line rent.

EXHIBIT INDEX

        Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibits.

Exhibit No.	Description
99.1	Press Release issued by our company on January 31, 2003 announcing the sale of Eagle Ridge Golf Club.
99.2	Press Release issued by our company on January 2, 2003 announcing the extension of the maturity date of our credit agreement.

QuickLinks

SIGNATURES
GOLF TRUST OF AMERICA, INC. INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
GOLF TRUST OF AMERICA, INC. UNAUDITED PRO-FORMA CONDENSED CONSOLIDATED STATEMENTS OF NET ASSETS (LIQUIDATION BASIS) AS OF SEPTEMBER 30, 2002 (in thousands, except per share amounts)
GOLF TRUST OF AMERICA, INC. UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002 (LIQUIDATION BASIS) (in thousands, except per share data)
GOLF TRUST OF AMERICA, INC. UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF LOSS FOR THE PERIOD JANUARY 1, 2001 TO MAY 22, 2001 (GOING CONCERN BASIS) (in thousands, except per share data)
GOLF TRUST OF AMERICA, INC. UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS FOR THE PERIOD MAY 23, 2001 TO DECEMBER 31, 2001 (LIQUIDATION BASIS) (in thousands, except per share data)
GOLF TRUST OF AMERICA, INC. NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
EXHIBIT INDEX